Exhibit 99.2

Mission Produce® Announces Agreement to Acquire Calavo Growers, Expanding North American Avocado Business and Diversifying Portfolio Across Fresh Produce

Transaction seeks to enhance Mission’s position in the North American avocado category with expanded supply across Mexico and California

Vertically integrated platform with sourcing security and produce diversification to better serve customers and grower partners worldwide

Represents entry for Mission into the high-growth and attractive prepared food segment, complementing existing value-add avocado business

Significant value creation opportunity for both Mission and Calavo shareholders with expected cost synergies of approximately $25 million within 18 months post-close with meaningful upside potential

Oxnard, California and Santa Paula, California – January 14, 2026 – Mission Produce, Inc. (NASDAQ: AVO) (“Mission”), a global leader in sourcing, producing, and distributing fresh avocados, and Calavo Growers, Inc. (NASDAQ: CVGW) (“Calavo”), a leading provider of fresh avocados, tomatoes, papayas, and value-added prepared foods such as guacamole, today announced that they have entered into a definitive agreement under which Mission will acquire Calavo in a cash-and-stock transaction (the “Agreement”).

“This acquisition marks an important milestone for Mission and for our industry,” said Steve Barnard, Co-Founder and Chief Executive Officer of Mission. “By bolstering Mission’s vertically integrated platform and trusted global distribution network with Calavo’s complementary sourcing, prepared foods capabilities, and deep customer relationships, we intend to build a stronger, more diversified company positioned for sustainable growth. When the transaction closes, we believe we will have enhanced scale and a more diversified business model and product portfolio, so that we can deliver even greater value to our customers, growers, employees, and shareholders.”

“We have great respect for Calavo’s heritage as a trusted name in fresh and prepared foods, and are proud to welcome their organization into the Mission network,” said John Pawlowski, President and Chief Operating Officer and Chief Executive Officer-designate of Mission. “With this acquisition, we strive to expand our premium avocado position in North America and create a leading global fresh produce platform, which we believe will be well-positioned to capture the increasing demand for fresh, healthy, and convenient foods. In line with our long-term growth strategy, we believe this transaction enhances the value we deliver to our customers, growers, and partners, while reinforcing our commitment to operational excellence.”

Founded as the original avocado company in North America over 100 years ago, Calavo has evolved into a global purveyor of quality produce. Today, Calavo’s offerings include fresh avocados sourced from California, Mexico, Peru, and Colombia; tomatoes; Hawaiian papayas; and a variety of ready-to-eat products such as guacamole and salsas. Its products are sold under the Calavo brand name, proprietary sub-brands, as well as private labels and store brands.

Mission is a leading global supplier of avocados with fully integrated operations, including value-added services such as ripening, packaging, regional distribution, and logistics supported by state-of-the-art infrastructure. The addition of Calavo is expected to create a scaled North American avocado and fresh produce platform well positioned to expand internationally and accelerate Mission’s business model diversification by expanding its presence in the high-growth prepared foods segment following closing. Mission has previously expanded into produce categories including mangos and blueberries, and Calavo’s tomato and papaya offerings further diversify Mission’s produce portfolio. In addition, the combination of both companies’ grower networks positions Mission to enhance supply reliability and sourcing security.

“Over the past century, the Calavo team has built this company into a global leader in the sourcing and distribution of avocados, tomatoes, papayas, and the processing of guacamole and other prepared foods,” said B. John Lindeman, President and Chief Executive Officer of Calavo. “We believe combining with Mission represents a compelling next chapter that will enable our combined business to unlock new growth and expand the impact of our trusted Calavo brand, while also providing our shareholders with compelling value and the opportunity to participate as a shareholder of a global leader in a growing sector. Mission shares our values and our commitment to quality and consistency for customers and growers alike. By joining a larger global platform, we will be better positioned to invest, innovate, and serve the market at scale.”

Strategic Rationale and Transaction Highlights

•

The acquisition is expected to bolster Mission’s premier avocado and fresh produce platform in North America and accelerate global expansion. Bringing Calavo into the Mission network is expected to build on Mission’s leading position across the avocado value chain by expanding Mission’s foothold in Mexico and California. Following closing, Calavo’s two packinghouses in Michoacán and Jalisco will expand Mission’s network to four packinghouses in Mexico, increasing access to high-quality fruit from the country that serves as the #1 source of avocados to the U.S.[1]. This expanded footprint and robust global distribution network positions Mission to provide a more consistent, year-round supply while supporting continued growth across its global customer base.

•

Vertically integrated platform following closing with sourcing security and expanded year-round portfolio across complementary fresh produce categories. Mission has a vertically integrated platform spanning growing, sourcing, packing, marketing, and distribution of avocados and other fresh produce. Upon close, the transaction is expected to broaden Mission’s existing avocado, mango, and blueberry portfolio into additional fresh produce categories offered by Calavo, including tomatoes and papayas. The produce diversification is expected to enable more efficient utilization of the combined distribution network, improve year-round productivity, and help mitigate seasonal troughs in avocado supply.

•

Expected to drive business model diversification with expanded offerings aligned with evolving customer demand. The transaction, once completed, represents Mission’s entry into the high-growth and attractive prepared food segment, complementing its existing avocado business with Calavo’s value-added, avocado-based prepared foods, such as guacamole. Following closing, Mission will be positioned to continue benefiting from growing consumer demand for convenience, freshness, and better-for-you options.

•

Significant value creation opportunity for shareholders with operational synergies expected to drive significant EBITDA growth and cash flow generation. The transaction is expected to deliver $25 million of annualized cost synergies within 18 months post-close, with meaningful upside potential.

[1]	Source: Hass Avocado Board. 2025 Imports.

Transaction Details

Under the terms of the Agreement, Calavo stockholders will receive $27.00 per share (based on the 30-trading day volume weighted average price of Mission common stock for the period ending January 13, 2026), comprised of $14.85 in cash and 0.9790 shares of Mission for each share of Calavo. Upon close, based on the shares currently outstanding, Mission shareholders are expected to own approximately 80.3% of the combined company and Calavo shareholders are expected to own approximately 19.7%.

The transaction values Calavo at a total enterprise value of approximately $430 million. The transaction price represents a premium of approximately 26% to Calavo’s 30-trading day volume weighted average price of $21.41.

The Boards of Directors of both companies have approved the transaction, which is expected to close by the end of August 2026, subject to the receipt of required regulatory approvals, the approvals of Mission and Calavo shareholders, and the satisfaction of other customary closing conditions.

Governance and Management

Upon close of the transaction, John Pawlowski – who on December 18, 2025 was named Mission’s CEO effective as of the close of Mission’s April 2026 Annual Meeting of Shareholders – is expected to serve as Chief Executive Officer of the combined company. Steve Barnard, who will become Executive Chairman of Mission effective as of the close of the 2026 Annual Meeting, is expected to hold the same title for the combined company. Pursuant to the terms of the Agreement, the Board of Directors of the combined company is expected to be comprised of 10 individuals. Additionally, one director designated by mutual agreement of Mission and Calavo will be appointed to Mission’s Board, subject to the terms and conditions of the Agreement.

The company will be headquartered at Mission’s corporate offices in Oxnard, California.

Financial Results Update

Calavo separately announced today its fourth quarter and full-year 2025 financial results.

Conference Call Information

Mission and Calavo will host a joint conference call today at 4:30 p.m. EST to discuss the proposed transaction. To listen to the call and access the presentation materials, please visit Mission’s website at https://investors.missionproduce.com/news-events/events or Calavo’s website at https://ir.calavo.com. A recording of the call will also be available on both companies’ websites.

Advisors

Evercore is serving as exclusive financial advisor to Mission, and Latham & Watkins LLP is serving as its legal advisor. Alvarez & Marsal is serving as Mission’s business, tax and financial diligence advisor, and FGS Global is serving as Mission’s strategic communications advisor.

Jefferies LLC is serving as exclusive financial advisor to Calavo, and Cozen O’Connor P.C. is serving as its legal advisor. PwC is serving as Calavo’s financial, tax and synergies diligence advisor, and Financial Profiles is serving as Calavo’s strategic communications advisor.

About Mission Produce, Inc.

Mission Produce, Inc. (NASDAQ: AVO) is a global leader in the worldwide fresh produce business, delivering fresh Hass avocados and mangos to retail, wholesale and foodservice customers in over 25 countries. Since 1983, Mission has been sourcing, producing and distributing fresh Hass avocados, and today also markets mangos and grows blueberries as part of its diversified portfolio. The Company is vertically integrated and owns five state-of-the-art packing facilities across the U.S., Mexico, Peru, and Guatemala. With sourcing capabilities across 20+ premium growing regions, the company provides a year-round supply of premium fresh fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

About Calavo Growers, Inc.

Calavo Growers, Inc. (Nasdaq: CVGW) is a global leader in the processing and distribution of avocados, tomatoes, papayas and guacamole. Calavo products are sold under the trusted Calavo brand name, proprietary sub-brands, private label and store brands. Founded in 1924, Calavo has a rich culture of innovation, sustainable practices and market growth. The Company serves retail grocery, foodservice, club stores, mass merchandisers, food distributors and wholesalers worldwide. Calavo is headquartered in Santa Paula, California, with facilities throughout the U.S. and Mexico. Learn more about The Family of Fresh™ at calavo.com.

FORWARD-LOOKING STATEMENTS

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Calavo’s and Mission’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Calavo and Mission, including future financial and operating results, Calavo’s and Mission’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts, including the combined company’s ability to create an advanced marketing and sales platform, the combined company’s ability to accelerate innovation and enhance efficiency through the transaction, and the combined company’s plan on future stockholder returns. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Calavo and Mission stockholder approvals; the risk that Calavo or Mission may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Calavo’s or Mission’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; reductions in spending from Calavo or Mission clients, a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; unanticipated changes related to competitive factors in the fresh foods or packaged foods industries; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations; risks related to environmental, social, and governance goals and initiatives; and other risks inherent in Calavo’s and Mission’s businesses.

All such factors are difficult to predict, are beyond Calavo’s and Mission’s control, and are subject to additional risks and uncertainties, including those detailed in Calavo’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at https://ir.calavo.com/financial-information/sec-filings and on the U.S. Securities and Exchange Commission (“SEC”)’s website at http://www.sec.gov, and those detailed in Mission’s most recent annual report, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Mission’s website at https://investors.missionproduce.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Calavo nor Mission undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Calavo and Mission intend to file a joint proxy statement with the SEC and Calavo intends to file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of Calavo and Mission and that will also constitute a prospectus of Calavo (the “Joint Proxy Statement/Prospectus”). Each of Calavo and Mission may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or registration statement or any other document that Calavo or Mission may file with the SEC. The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of Calavo and Mission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CALAVO, MISSION AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Calavo, Mission and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the Form S-4 and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at Calavo’s SEC Filings Website or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060. Copies of the registration statement and Joint Proxy Statement/Prospectus (if and when available) and other documents filed with the SEC by Mission may be obtained free of charge on Mission’s website at Mission’s SEC Filings Website or, alternatively, by directing a request by mail to Mission’s Corporate Secretary at Attention: Corporate Secretary, Mission Produce, Inc., 2710 Camino Del Sol, Oxnard, CA 93030.

PARTICIPANTS IN THE SOLICITATION

Calavo, Mission and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Calavo, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Calavo’s annual report on Form 10-K for the year ended October 31, 2024, including under the heading “ Directors, Executive Officers, and Corporate Governance;” proxy statement for Calavo’s 2025 Annual Meeting of Stockholders, which was filed with the SEC on February 28, 2025, including under the headings and subheadings “Executive Compensation,” “Proposal No. 1 Election Board of Directors,” and “Common Stock Ownership Information of Certain Beneficial Owners and Managers;” and Item 5.02 of Calavo’s current reports on Form 8-K filed on November 13, 2025, November 25, 2025, and December 12, 2025. To the extent holdings of Calavo Common Stock by the directors and executive officers of Calavo have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Calavo’s directors and executive officers with the SEC. Information about the directors and executive officers of Mission, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Mission’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission’s 2025 Annual Meeting of Stockholders, which was filed with the SEC on February 25, 2025, including under the headings and subheadings “2024 Director Composition,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of Mission Shares by the directors and executive officers of Mission have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by Mission’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Calavo or Mission using the sources indicated above.

Contacts

Mission Produce

Media

Jenna Aguilera

Marketing Content and Communications Manager

Mission Produce, Inc.

press@missionproduce.com

FGS Global

missionproduce@fgsglobal.com

Investors

ICR

Jeff Sonnek

646-277-1263

jeff.sonnek@icrinc.com

Calavo Growers

Media

Kelly McAndrew

Financial Profiles

Kmcandrew@finprofiles.com

203-613-1552

Investors

Alex Villalta

Financial Profiles

avillalta@finprofiles.com

310-622-8227

#  #   #